Supplemental Cash Flow Information Schedule of Reconciliation of Cash, Cash Equivalents and Restricted Cash - USD ($) $ in Thousands	Sep. 30, 2021	Dec. 31, 2020	Sep. 30, 2020	Dec. 31, 2019
Supplemental Cash Flow Elements [Abstract]
Cash and cash equivalents	$ 109,596	$ 206,762	$ 201,036	$ 160,221
Restricted cash – current	8,840	8,358	11,224	53,689
Restricted cash – long-term	37,191	42,823	42,577	39,381
Total	$ 155,627	$ 257,943	$ 254,837	$ 253,291